UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 4, 2007

UNITED STATES NATURAL GAS FUND, LP
(Exact name of registrant as specified in its charter)
Delaware	001-33096	20-5576760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(510) 522-3336

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

The general partner and limited partner of United States Natural Gas Fund, LP (the “Fund”) entered into the Second Amended and Restated Agreement of Limited Partnership (the “Amended Limited Partnership Agreement”) on December 4, 2007. The Amended Limited Partnership Agreement provides for the operation of the Fund and the rights and obligations of the partners.

The Amended Limited Partnership Agreement amends and restates the Fund’s current limited partnership agreement, the Amended and Restated Agreement of Limited Partnership entered into on April 17, 2007 (the “Limited Partnership Agreement”), in its entirety. The amendments are largely editorial in nature or conforming changes. The key substantive amendment relates to the tax preparation expenses to be directly borne by the Fund. Article 3.1.2 of the Limited Partnership Agreement has been changed in the Amended Limited Partnership Agreement to explicitly state that the Fund will pay the fees and expenses associated with its tax accounting and reporting requirements that are directly dependent on the number of Fund investors and the General Partner will continue to pay any fees for implementation of services and base services fees charged by the accounting firm responsible for preparing the Fund’s tax reporting forms. Previously, Article 3.1.2 of the Limited Partnership Agreement did not specifically address fees and expenses associated with the Fund’s tax accounting and reporting requirements. The board of directors of the General Partner has determined that fees for implementation of services and base services fees charged by the accounting firm responsible for preparing the Fund’s tax reporting forms would be considered expenses in the ordinary course to be paid by the General Partner, but that the other less predictable fees and expenses associated with the Fund’s tax accounting and reporting requirements, which are dependant on the number of Fund investors, will be borne by the Fund.

A copy of the Second Amended and Restated Agreement of Limited Partnership is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amended and Restated Agreement of Limited Partnership.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES NATURAL GAS FUND, LP
By: Victoria Bay Asset Management, LLC, its general partner

Date: December 7, 2007	By:	/s/ Nicholas D. Gerber
Name: Nicholas D. Gerber Title: President and Chief Executive Officer